SUPPLEMENT NO. 3 TO THE ARROW ELECTRONICS STOCK OWNERSHIP PLAN

                SPECIAL PROVISIONS RELATED TO THE ACQUISITION OF
                    CERTAIN ASSETS OF ZEUS COMPONENTS, INC.
                           BY ARROW ELECTRONICS, INC.


     In connection with the acquisition by the Company of certain assets of Zeus Components, Inc. (the "Acquisition"), the Plan is hereby amended in the following respects:

     S3.1 In the case of an individual who becomes employed by an Employer or Affiliate on or about May 19, 1993 in connection with the Acquisition (a "Zeus Transferee"), service with Zeus Components, Inc. shall be treated for purposes of Section 2.1 as though it were service with an Employer or Affiliate. For this purpose, any service measured in terms of elapsed time shall be converted to Hours of Service on the basis that one month equals 190 Hours, one week equals 45 Hours and one day equals 10 Hours.

     IN WITNESS WHEREOF, Capstone Electronics, Inc. has caused its duly authorized officer to execute this amendment on this 24th day of August, 1993.


                                 ARROW ELECTRONICS, INC.


                                 By: /s/ Robert E. Klatell
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                                 Title:



ATTEST:



By: /s/
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